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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 JUNE 15, 1998

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                        BENCHMARQ MICROELECTRONICS, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                             0-27232                 74-2532442

(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)              Identification No.)


17919 WATERVIEW PARKWAY
DALLAS, TEXAS                                                75252
(Address of Principal Executive Offices)                     (Zip Code)


                                 (972) 437-9195
                            (Registrant's telephone
                          number, including area code)


                                   NO CHANGE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

          A copy of the Registrant's press release, dated June 15, 1998, announcing (i) the withdrawal by the Board of Directors of Unitrode Corporation ("Unitrode") of its recommendation that Unitrode shareholders approve the issuance of shares of Unitrode common stock pursuant to the Agreement and Plan of Merger entered into between Unitrode and the Registrant as of March 2, 1998 and (ii) a decline in second quarter revenue due to continuing effects of the Asian economic crisis and other market conditions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS

     99.1 Press release, dated June 15, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BENCHMARQ MICROELECTRONICS, INC.



DATE: June 15, 1998                 BY:/s/ Alan R. Schuele
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                                           Alan R. Schuele
                                           President and Chief Executive Officer

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